                                                                   EXHIBIT 10(z)



                                SYSCO CORPORATION

                              EQUITY DEFERRAL PLAN














                                                         Effective April 1, 2002

                                SYSCO CORPORATION
                              EQUITY DEFERRAL PLAN

                                TABLE OF CONTENTS


ARTICLE I         PURPOSE AND AUTHORIZED SHARES...................................................................3
   1.1    Purposes................................................................................................3
   1.2    Shares Available........................................................................................3
   1.3    Relationship to Plans...................................................................................3

ARTICLE II        DEFINITIONS.....................................................................................4
   2.1    Already-Owned Shares....................................................................................4
   2.2    Alternative Exercise....................................................................................4
   2.3    Alternative Exercise Agreement..........................................................................4
   2.4    Beneficiary.............................................................................................4
   2.5    Board of Directors......................................................................................4
   2.6    Change of Control.......................................................................................4
   2.7    Change of Control Payout Benefit........................................................................5
   2.8    Change of Control Payout Election.......................................................................5
   2.9    Code....................................................................................................5
   2.10   Committee...............................................................................................5
   2.11   Common Stock............................................................................................5
   2.12   Company.................................................................................................5
   2.13   Conversion Date.........................................................................................5
   2.14   Deferred Share..........................................................................................5
   2.15   Deferred Share Account..................................................................................6
   2.16   Disability..............................................................................................6
   2.17   Dividend Equivalent.....................................................................................6
   2.18   Effective Date..........................................................................................6
   2.19   Eligible Individual.....................................................................................6
   2.20   Employee Participant....................................................................................6
   2.21   Exchange Act............................................................................................6
   2.22   Exercise Shares.........................................................................................6
   2.23   FICA Withholding Election...............................................................................6
   2.24   Gain Shares.............................................................................................6
   2.25   Fair Market Value.......................................................................................7
   2.26   Interest Rate...........................................................................................7
   2.27   Management Incentive Plan...............................................................................7
   2.28   Non-Employee Director...................................................................................7
   2.29   Non-Employee Director Participant.......................................................................7
   2.30   Participant.............................................................................................7
   2.31   Plan....................................................................................................7
   2.32   Plan Year...............................................................................................7
   2.33   Qualifying Option or Qualifying Stock Option............................................................7
   2.34   Retirement..............................................................................................7
   2.35   Rule 16b-3..............................................................................................8
   2.36   Securities Act..........................................................................................8
   2.37   Share...................................................................................................8
   2.38   Stock Plans.............................................................................................8
   2.39   Subsidiary..............................................................................................8
   2.40   Sysco...................................................................................................8
   2.41   Termination.............................................................................................8
   2.42   Voting Securities.......................................................................................8


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
ARTICLE III     PARTICIPATION.....................................................................................9
   3.1    General Participation Requirements......................................................................9
   3.2    Manner and Timing of Election...........................................................................9
   3.3    Execution of Alternative Exercise Agreement by the Company..............................................9

ARTICLE IV      ALTERNATIVE EXERCISE OF OPTIONS..................................................................11
   4.1    Form of Agreement......................................................................................11
   4.2    Limited Ability to Exercise Option.....................................................................12
   4.3    Termination of Alternative Exercise Agreements.........................................................12
   4.4    FICA Withholding Election..............................................................................12
   4.5    Other Terms of Alternative Exercise Agreements.........................................................12

ARTICLE V       DEFERRED SHARE ACCOUNTS..........................................................................14
   5.1    Crediting of Deferred Shares...........................................................................14
   5.2    Dividend Equivalent Credits to Deferred Share Accounts.................................................14
   5.3    Adjustments in Case of Changes in Common Stock.........................................................14

ARTICLE VI      VESTING..........................................................................................16

ARTICLE VII     DISTRIBUTIONS....................................................................................17
   7.1    Form of Distributions..................................................................................17
   7.2    Timing of Distributions................................................................................17
   7.3    Manner of Distribution.................................................................................17
   7.4    Distributions for Employee Participants................................................................18
   7.5    Distributions for Non-Employee Director Participants...................................................18
   7.6    Hardship Withdrawals...................................................................................19
   7.7    Expenses Incurred in Enforcing the Plan................................................................19
   7.8    Withholding of Taxes...................................................................................20
   7.9    Effect of a Change of Control..........................................................................20

ARTICLE VIII    ADMINISTRATION...................................................................................22
   8.1    Committee Appointment..................................................................................22
   8.2    Committee Organization and Voting......................................................................22
   8.3    Powers of the Committee................................................................................22
   8.4    Committee Discretion...................................................................................23
   8.5    Reimbursement of Expenses..............................................................................23

ARTICLE IX      AMENDMENT AND/OR TERMINATION.....................................................................24
   9.1    Amendment or Termination of the Plan...................................................................24
   9.2    No Retroactive Effect on Benefits......................................................................24
   9.3    Effect of Termination..................................................................................24

ARTICLE X       FUNDING..........................................................................................25
   10.1   Payments Under This Agreement are the Obligation of the Company........................................25
   10.2   Agreement May be Funded Through Rabbi Trust............................................................25
   10.3   Participants Must Rely Only on General Credit of the Company...........................................25

ARTICLE XI      MISCELLANEOUS....................................................................................27
   11.1   Limitation of Rights...................................................................................27
   11.2   Beneficiary Designation................................................................................27
   11.3   Distributions to Incompetents or Minors................................................................28
   11.4   Receipt and Release....................................................................................28
   11.5   Nonalienation of Benefits..............................................................................28
   11.6   Reliance Upon Information..............................................................................28
   11.7   Severability...........................................................................................29
   11.8   Compliance with Laws...................................................................................29

   11.9   Plan Construction......................................................................................29
   11.10  Notice.................................................................................................29
   11.11  Gender and Number......................................................................................29
   11.12  Governing Law..........................................................................................29

                                SYSCO CORPORATION

                              EQUITY DEFERRAL PLAN


         WHEREAS, Sysco Corporation has determined that it is desirable to promote the ownership and retention of Shares by Eligible Individuals and to enable Eligible Individuals to defer compensation that would otherwise be realized upon the exercise of a Qualifying Option and ultimately receive such deferred compensation in the form of Shares by establishing, effective April 1, 2002, the Sysco Corporation Equity Deferral Plan, as set forth herein; and

         WHEREAS, the Plan hereby established is intended to constitute an unfunded plan of deferred compensation for non-employee directors of Sysco Corporation and a select group of management or highly compensated employees.

         NOW, THEREFORE, Sysco Corporation hereby adopts the Sysco Corporation Equity Deferral Plan as follows:





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                                    ARTICLE I

                          PURPOSE AND AUTHORIZED SHARES

         1.1 Purposes. The purpose of this Plan is to promote the ownership and retention of Shares by Eligible Individuals and to enable Eligible Individuals to defer compensation that would otherwise be realized upon exercise of a Qualifying Option and ultimately receive the deferred compensation in the form of Shares.

         1.2 Shares Available. The number of Shares that may be issued under each of the Stock Plans as part of this Plan is limited to the aggregate number of Shares that were the subject of the Qualifying Options granted under such Stock Plans that are exercised pursuant to Article IV in exchange for the crediting of Deferred Shares under this Plan. Shares payable under this Plan in respect of Dividend Equivalents shall be delivered under the Sysco Corporation 2000 Stock Incentive Plan and charged against the applicable Share limits under such plan; provided, that Shares in respect of Dividend Equivalents may be issued under other authority of the Board of Directors, or, if Shares for any reason cannot be delivered under the Sysco Corporation 2000 Stock Incentive Plan and in the absence of Board authority, Dividend Equivalents may be paid (in the sole discretion of the Committee) in cash.

         1.3 Relationship to Plans. This Plan constitutes a deferred compensation plan providing alternative settlements under and as contemplated by the Stock Plans in respect of nonqualified stock options granted thereunder. This Plan also contemplates the grant of Deferred Shares under and as contemplated by the Stock Plans. This Plan and all rights under it are provided and shall be subject to and construed consistently with the other terms of the Stock Plans, as the case may be, except as the context otherwise requires.

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                                   ARTICLE II

                                   DEFINITIONS

         Whenever the following initially capitalized words and phrases are used in the Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary:

         2.1 Already-Owned Shares. "Already-Owned Shares" means Shares owned by an Eligible Individual; provided, however, that Shares acquired by an Eligible Individual from the Company under an option or other employee benefit plan maintained by the Company or otherwise must be held by the Eligible Individual for at least six months in order to qualify as Already-Owned Shares and, if Shares are used to pay the exercise price of an option or other award, such Shares may not be reused as payment of the exercise price of another option or award within six months of such prior use.

         2.2 Alternative Exercise. "Alternative Exercise" means the exercise of all or a portion of a Qualifying Stock Option under this Plan with Already-Owned Shares in exchange for a combination of Exercise Shares and Deferred Shares under this Plan.

         2.3 Alternative Exercise Agreement. "Alternative Exercise Agreement" means an agreement entered into between the Company and an Eligible Individual in accordance with Article IV of this Plan pursuant to which the Eligible Individual elects to defer all or a portion of the Gain Shares from the exercise of the Qualifying Option in the form of Deferred Shares.

         2.4 Beneficiary. "Beneficiary" means a person or entity designated under the terms of this Plan to receive any amounts distributed under the Plan upon the death of the Participant.

         2.5 Board of Directors. "Board of Directors" means the Board of Directors of Sysco.

         2.6 Change of Control. "Change of Control" means the occurrence of one or more of the following events:

                  (a) Any "person," including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Exchange Act, is or becomes the beneficial owner, directly or indirectly, of securities of Sysco representing 20% or more of the combined voting power of Sysco's then outstanding Voting Securities;

                  (b) Sysco is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation either (i) less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of Sysco immediately prior to

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such merger or consolidation, or (y) if a record date has been set to determine the stockholders of Sysco entitled to vote on such merger or consolidation, the stockholders of Sysco as of such record date, or (ii) the Board of Directors, or similar governing body, of the surviving or resulting entity does not have a majority of its members the persons specified in clause (c) below;

                  (c) If at any time the following do not constitute a majority of the Board of Directors of Sysco (or any successor entity referred to in clause (b) above): Persons who, prior to their election as a director of Sysco (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of Sysco;

                  (d) If at any time during a calendar year a majority of the directors of Sysco are not persons who were directors at the beginning of the calendar year; and

                  (e) Sysco transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of Sysco.

         2.7 Change of Control Payout Benefit. "Change of Control Payout Benefit" shall have the meaning set forth in Section 7.9(d).

         2.8 Change of Control Payout Election. "Change of Control Payout Election" shall have the meaning set forth in Section 7.9(d).

         2.9 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.10 Committee. "Committee" means the persons who are from time to time serving as members of the committee administering this Plan.

         2.11 Common Stock. "Common Stock" means the common stock of Sysco, $1 par value, subject to adjustment pursuant to Section 5.3 of this Plan.

         2.12 Company. "Company" means Sysco and its Subsidiaries.

         2.13 Conversion Date. "Conversion Date" means the date on which an Eligible Individual exercises all or a portion of a Qualifying Option in accordance with the Alternative Exercise procedures under this Plan.

         2.14 Deferred Share. "Deferred Share" means a unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding Share (subject to Section 5.3) for purposes of this Plan.

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         2.15 Deferred Share Account. "Deferred Share Account" means the bookkeeping account maintained by the Company on behalf of each Participant which is credited with Deferred Shares in accordance with Section 5.1(a), Dividend Equivalents thereon in accordance with Section 5.2, and cash in accordance with Section 5.3.

         2.16 Disability. "Disability" means, with respect to an Employee Participant, a physical or mental condition that meets the eligibility requirements for the receipt of disability income under the terms of the Disability Income Plan sponsored by Sysco for those employees participating in the Management Incentive Plan, which determination of "Disability" shall be made without regard to whether the Participant is eligible to participate in such Plan.

         2.17 Dividend Equivalent. "Dividend Equivalent" means the amount of cash dividends or other cash distributions paid by Sysco on that number of Shares equal to the number of Deferred Shares credited to a Participant's Deferred Share Account as of the applicable record date for the dividend or other distribution, which amount shall be credited in the form of additional Deferred Shares to the Deferred Share Account of the Participant, as provided in
Section 5.2.

         2.18 Effective Date. "Effective Date" means April 1, 2002.

         2.19 Eligible Individual. "Eligible Individual" means any person who
(i) holds a Qualifying Option and (ii) is either (A) a "participant" under and as such term is defined in the Management Incentive Plan at all times while the Committee is reviewing the Alternative Exercise Agreement received pursuant to
Section 3.3, or (B) a Non-Employee Director; provided, however, that the term "Eligible Individual" shall not include any person whose income is subject to the Canadian tax laws.

         2.20 Employee Participant. "Employee Participant" means a Participant who is an Employee of Sysco or any of its Subsidiaries.

         2.21 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.22 Exercise Shares. "Exercise Shares" means the Shares delivered by Sysco upon the Alternative Exercise of a Qualifying Option with Already-Owned Shares.

         2.23 FICA Withholding Election. "FICA Withholding Election" shall have the meaning set forth in Section 4.4.

         2.24 Gain Shares. "Gain Shares" shall have the meaning set forth in
Section 4.1(a).

         2.25 Fair Market Value. "Fair Market Value" means, for any given business day, the closing price of Common Stock on the New York Stock Exchange.

         2.26 Interest Rate. "Interest Rate" means the monthly average of the Moody's Average Corporate Bond Yield for the calendar year ending prior to the beginning of the Plan Year, plus 1%, compounded annually.

         2.27 Management Incentive Plan. "Management Incentive Plan" means the Sysco Corporation 2000 Management Incentive Plan, as amended from time to time, any successor plan, and, at the discretion of the Committee, any other management incentive plan of Sysco.

         2.28 Non-Employee Director. "Non-Employee Director" means all members of the Board of Directors who are not otherwise employed by Sysco or any of its Subsidiaries.

         2.29 Non-Employee Director Participant. "Non-Employee Director Participant" means a Participant who is a Non-Employee Director.

         2.30 Participant. "Participant" means any person who has Deferred Shares credited to a Deferred Share Account under this Plan.

         2.31 Plan. "Plan" means the Sysco Corporation Equity Deferral Plan as set forth in this document and amended from time to time.

         2.32 Plan Year. "Plan Year" means a one-year period which coincides with the fiscal year of Sysco. Sysco has a 52/53 week fiscal year beginning on the Sunday next following the Saturday closest to June 30th of each calendar year.
         2.33 Qualifying Option or Qualifying Stock Option. "Qualifying Option" or "Qualifying Stock Option" means (i) any stock option granted under one of the Stock Plans on or after the Effective Date (ii) which is a nonqualified stock option at the time an Alternative Exercise election is made; provided, however, that an option shall not be a "Qualifying Option" or a "Qualifying Stock Option" if it will expire, by its terms, before the end of the six-month period commencing with the date on which the Alternative Exercise election is received by the Committee; provided further, however, that the Committee, in its sole and absolute discretion, may treat a nonqualified stock option granted under one of the Stock Plans before the Effective Date as a "Qualifying Option" or a "Qualifying Stock Option" for purposes of this Plan.

         2.34 Retirement. "Retirement" means any termination of the employment of an Employee Participant from all Companies on or after attaining age 65.

         2.35 Rule 16b-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

         2.36 Securities Act. "Securities Act" means the Securities Act of 1933, as amended from time to time.

         2.37 Share. "Share" means a share of Common Stock.

         2.38 Stock Plans. "Stock Plans" means the Sysco Corporation 1991 Stock Option Plan, Sysco Corporation 2000 Stock Incentive Plan, Sysco Corporation Amended and Restated Non-Employee Director Stock Option Plan, and the Sysco Corporation Non-Employee Director Stock Plan, as amended from time to time, and, at the discretion of the Committee, any other stock option plan of Sysco or any Company, whether currently in effect or adopted after the Effective Date.

         2.39 Subsidiary. "Subsidiary" means (a) any corporation which is a member of a "controlled group of corporations" which includes Sysco, as defined in Code Section 414(b), (b) any trade or business under "common control" with Sysco, as defined in Code Section 414(c), (c) any organization which is a member of an "affiliated service group" which includes Sysco, as defined in Code
Section 414(m), (d) any other entity required to be aggregated with Sysco pursuant to Code Section 414(o), and (e) any other organization or employment location designated, by resolution of the Board of Directors, as a "Subsidiary" for purposes of this Plan.

         2.40 Sysco. "Sysco" means Sysco Corporation, the sponsor of this Plan.

         2.41 Termination. "Termination" means (a) in the case of an Employee Participant, such Participant's termination from the employ of the Company for any reason, including death, Disability, Retirement, or other voluntary or involuntary termination, and (b) in the case of a Non-Employee Director Participant, such Participant's resignation or removal from the Board of Directors for any reason, including death or disability.

         2.42 Voting Securities. "Voting Securities" means any security which ordinarily possesses the power to vote in the election of the Board of Directors without the happening of any precondition or contingency.

                                   ARTICLE III

                                  PARTICIPATION

         3.1 General Participation Requirements. An Eligible Individual may elect to exercise all or a portion of a Qualifying Option under and subject to the Alternative Exercise provisions set forth herein and to receive a credit of Deferred Shares under this Plan. Notwithstanding anything in this Plan to the contrary, a Participant in this Plan who is no longer an Eligible Individual may not make an Alternative Exercise election.

         3.2 Manner and Timing of Election. An Alternative Exercise election may only be made by an Eligible Individual completing and executing a form of Alternative Exercise Agreement which meets the requirements of Article IV and submitting such form to the Committee after the Effective Date. Notwithstanding anything in this Plan to the contrary, no Alternative Exercise election shall be effective until the Eligible Individual's Alternative Exercise Agreement has been executed by the Committee in accordance with Section 3.3.

         3.3 Execution of Alternative Exercise Agreement by the Company. Upon receipt of an Eligible Individual's Alternative Exercise Agreement, the Committee shall review the Agreement to determine whether the option subject to the Eligible Individual's Alternative Exercise election is a Qualifying Stock Option, and whether the Eligible Individual's Alternative Exercise election complies with the terms of the Plan and applicable laws. If the option is not a Qualifying Stock Option but is a nonqualified stock option granted under one of the Stock Plans, the Committee, in its sole discretion, may consider whether to treat the option as a "Qualifying Stock Option" for purposes of this Plan in accordance with Section 2.33. The Committee shall not execute any Alternative Exercise Agreement if the option subject to the Eligible Individual's Alternative Exercise election is not a Qualifying Stock Option (or treated as a Qualifying Stock Option by exercise of Committee discretion pursuant to Section 2.33), or if the Eligible Individual's Alternative Exercise election fails in any way to comply with the terms of the Plan and/or applicable laws. The Committee shall have 30 days following its receipt of such Alternative Exercise Agreement to conduct its review of the Eligible Individual's Alternative Exercise Agreement. The Committee may require that the Eligible Individual provide proof, in such form as is satisfactory to the Committee, that the stock option subject to the Alternative Exercise Agreement is a Qualifying Stock Option for purposes of this Plan, and that the Alternative Exercise election complies with the terms of the Plan and applicable laws. Provided that the Committee determines that the stock option subject to the Alternative Exercise election is a Qualifying Stock Option, or elects to treat the option as a Qualifying Stock Option by exercise of Committee discretion pursuant to Section 2.33, and that the

Eligible Individual's Alternative Exercise election complies with the terms of the Plan and applicable laws, the Company, acting through any of its officers, shall execute the Alternative Exercise Agreement form submitted by such Eligible Individual and deliver a copy of such fully-executed Alternative Exercise Agreement to him or her as soon as administratively practicable after the end of the Committee's 30-day review period.

                                   ARTICLE IV

                         ALTERNATIVE EXERCISE OF OPTIONS

         4.1 Form of Agreement. Each Alternative Exercise Agreement with respect to a Qualifying Stock Option shall be in such form approved by the Committee for this purpose and shall comply with the requirements of this Section 4.1.

                  (a) Deferral Election. Each such Alternative Exercise Agreement shall specify the portion of the Qualifying Stock Option or Qualifying Stock Options that the Eligible Individual elects to exercise under this Plan and shall provide that (a) the Eligible Individual will exercise all or the specified portion of such Qualifying Stock Option(s) with Already-Owned Shares having an aggregate fair market value (as defined in the applicable Stock Plan) equal to the exercise price, which Already-Owned Shares shall be tendered via attestation, for the number of Shares with respect to which the Qualifying Stock Option is exercised and (b), upon exercise, the Company will credit to a Deferred Share Account established for the Eligible Individual Deferred Shares equal to (i) the number of Shares with respect to which the Qualifying Stock Option is exercised, reduced by (ii) the number of Shares tendered to pay the exercise price of the Qualifying Stock Option (the "Gain Shares").

                  (b) Other Elections and Designations. An Eligible Individual may elect or designate on his or her Alternative Exercise Agreement, or on one or more separate forms approved by the Committee, the following: (i) the FICA Withholding Election, in accordance with Section 4.4, (ii) the form of distribution, consistent with Section 7.3, and (iii) his or her Beneficiary or Beneficiaries, consistent with Section 11.2. The FICA Withholding Election shall only apply with respect to the Qualifying Stock Options subject to such Alternative Exercise Agreement. An Eligible Individual's form of distribution election and Beneficiary designation shall apply with respect to all Deferred Shares (together with Dividend Equivalents thereon) credited to such Individual's Deferred Share Account.

                  (c) Changes to Certain Elections. An Alternative Exercise Agreement is irrevocable by the Eligible Individual once it is received by the Committee; provided, however, that an Eligible Individual may change his or her
(i) Beneficiaries at any time in accordance with the requirements of Section 11.2, and (ii) form of distribution election in accordance with the requirements of Section 7.3.

         4.2 Limited Ability to Exercise Option. Any Qualifying Option (or portion thereof) which is subject to an Alternative Exercise Agreement may not be exercised at all during the six-month period following the date on which the Committee receives the Eligible Individual's Alternative Exercise Agreement.

         4.3 Termination of Alternative Exercise Agreements. An Eligible Individual's Alternative Exercise Agreement shall terminate and the related Qualifying Option may be exercised in accordance with the terms of the Qualifying Option without regard to the Alternative Exercise Agreement or the restriction set forth in Section 4.2 if a Termination of an Eligible Individual occurs prior to exercise; provided, however, that with respect to an Eligible Individual who is both an employee of the Company and a member of the Board of Directors when such Eligible Individual terminates employment with the Company, such Eligible Individual's Alternative Exercise Agreement will not terminate as a result of his or her termination of employment with the Company if the Eligible Individual continues to serve as a member of the Board of Directors following such termination, or (iii), unless the Committee otherwise provides, a Change of Control occurs. As long as the individual continues to be employed by the Company, the individual's Alternative Exercise Agreement will not terminate because the individual is no longer a "participant" in the Management Incentive Plan.

         4.4 FICA Withholding Election. Each Eligible Individual who is an employee of Sysco may elect on his or her Alternative Exercise Agreement to pay the FICA taxes the Company is required to withhold as a result of the Alternative Exercise of a Qualifying Stock Option with Gain Shares having a Fair Market Value equal to such FICA withholding taxes (such election, a "FICA Withholding Election"). The appropriate number of Gain Shares required to satisfy such FICA withholding tax obligation will be based on the Fair Market Value of a Share on the day prior to the Conversion Date. If no FICA Withholding Election is made on an Eligible Individual's Alternative Exercise Agreement, such Eligible Individual shall be deemed to have elected not to pay FICA withholding taxes with Gain Shares. Notwithstanding anything in this Plan to the contrary, a FICA Withholding Election is irrevocable once the Alternative Exercise Agreement has been received by the Committee. However, the FICA Withholding Election shall only apply with respect to the Qualifying Stock Options subject to such Alternative Exercise Agreement.

         4.5 Other Terms of Alternative Exercise Agreements. No Alternative Exercise Agreement shall have the effect of extending the term or otherwise changing the terms of any Qualifying Option (except as expressly contemplated hereby in respect of the consequences of an Alternative Exercise). No Alternative Exercise Agreement may be amended or terminated except as specifically provided in this Plan.

                                    ARTICLE V

                             DEFERRED SHARE ACCOUNTS

         5.1 Crediting of Deferred Shares.

                  (a) Crediting of Deferred Shares. As of the applicable Conversion Date of a Qualifying Stock Option, an Eligible Individual's Deferred Share Account shall be credited with the number of Deferred Shares attributable to the Gain Shares, as described in Section 4.1.

                  (b) Limitations on Rights Associated with Deferred Shares. A Participant's Deferred Share Account shall be a memorandum account on the books of the Company. The Deferred Shares credited to a Participant's Deferred Share Account shall be used solely as a device for determining the number of Shares to be eventually distributed to such Participant in accordance with this Plan. The Deferred Shares shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other shareholder rights with respect to any Deferred Shares credited under this Plan. The number of Deferred Shares credited (and the Shares to which the Participant is entitled under this Plan) shall be subject to adjustment in accordance with Section 5.3 of this Plan.

         5.2 Dividend Equivalent Credits to Deferred Share Accounts. As of any applicable dividend or distribution payment date, a Participant's Deferred Share Account shall be credited with additional Deferred Shares in an amount equal to the amount of the Dividend Equivalents divided by the Fair Market Value of a Share as of the applicable dividend payment date. If the limit on the number of Shares available under this Plan in respect of Dividend Equivalents is reached, the Company may in its discretion credit or settle such amounts in cash. Any cash credited to a Participant's Deferred Share Account shall be credited with earnings and distributed as described in Section 5.3(b).

         5.3 Adjustments in Case of Changes in Common Stock.

                  (a) If the outstanding Shares are increased, decreased, or exchanged for a different number or kind of securities, or if additional shares or new or different shares or other securities are distributed with respect to such Shares or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, stock dividend, stock split, reverse stock split or similar change in capitalization or any other distribution with respect to such Shares or other securities, proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if

Dividend Equivalents are credited) shall be made in the number and type of Shares or other securities, property and/or rights contemplated hereunder and of rights in respect of Deferred Shares and Deferred Share Accounts credited under this Plan so as to preserve the benefits intended.

             (b) If an event described in Section 5.3(a) results in any rights of shareholders to receive cash (other than cash dividends and cash distributions), a corresponding amount of cash shall be credited to each Participant's Deferred Share Account as of the date on which cash is paid in respect of outstanding Shares. The Participant's Deferred Share Account shall be credited with earnings on the cash balance credited to such Deferred Share Account on a daily basis at a rate equal to the Interest Rate through the last day of the month in which distribution payments commence. The amount of cash credited to a Participant's Deferred Share Account shall be distributed in cash at such time (or times) and in such manner as otherwise provided under this Plan and/or the applicable election made by the Participant in accordance with the terms of this Plan. In the event any portion of such cash is distributed in installments, interest shall be credited on the unpaid balance at the following rate: the monthly average of the Moody's Average Corporate Bond Yield for the last calendar year ending prior to the event giving rise to the distribution, plus 1%.

                                   ARTICLE VI

                                     VESTING

         All Deferred Shares (including Deferred Shares credited as Dividend Equivalents) and cash credited to a Participant's Deferred Share Account shall be at all times fully vested.

                                   ARTICLE VII

                                  DISTRIBUTIONS

         7.1 Form of Distributions. Deferred Shares credited to a Participant's Deferred Share Account shall be distributed in an equivalent whole number of Shares, and any cash credited to a Participant's Deferred Share Account shall be distributed in the form of cash. Fractional share interests shall be settled in cash. The Committee, in its sole discretion, may pay Deferred Shares credited as Dividend Equivalents in cash in lieu of Shares.

         7.2 Timing of Distributions. Distribution of Deferred Shares and cash credited to a Participant's Deferred Share Account shall commence as soon as administratively feasible following the Participant's Termination but not later than 90 days following the Participant's Termination, provided that in the case of the death of the Participant, distributions shall not commence within the 30-day period following the Participant's death.

         7.3 Manner of Distribution.

             (a) Election of Manner of Distribution. Each Eligible Individual shall elect on an Alternative Exercise Agreement the manner in which to have the Deferred Shares (together with Dividend Equivalents thereon) in his or her Deferred Share Account distributed. An Eligible Individual who is an employee of the Company may elect a different distribution option for each distribution event. An Eligible Individual who is a Non-Employee Director may only elect a single distribution option, which shall apply to all distribution events applicable to such Non-Employee Director. The distribution options that may be elected are as follows:

                 (i)      a single distribution;

                 (ii)     an installment distribution; or

                 (iii)    a combination of (i) and (ii) above.

             If no valid election is made, the Participant's Deferred Share Account shall be distributed in annual installments payable over 15 years. Notwithstanding the foregoing, the Committee may, in its sole discretion: (x) distribute the benefits in a single distribution if the sum of Shares to be distributed to the Participant is less than or equal to 1,000, or (y) reduce the number of installments elected by the Participant to produce an annual distribution of at least 100 Shares. A Participant shall be entitled to change the Participant's designation of distribution option by written notice to the Committee delivered at any time which is no less than one year prior to the Participant's Termination. Any notice of change which is given less than one year prior to the Participant's Termination shall be of no force and effect.

             (b) Installment Distribution Option. Under the installment distribution option, a Participant's Deferred Shares (including Dividend Equivalents thereon) shall be distributed in quarterly or annual installments for up to 20 years as elected by the Eligible Individual. The number of Shares in any one installment shall be determined by dividing the total number of Shares in the Deferred Share Account at that time by the remaining number of installments. A similar declining balance method shall be used to determine installment distributions of any cash credited to a Participant's Deferred Share Account.

         7.4 Distributions for Employee Participants.

             (a) Death. Upon the death of an Employee Participant, the Committee shall distribute or commence to distribute to the Employee Participant's Beneficiary or Beneficiaries the Shares and cash credited to the Employee Participant's Deferred Share Account in accordance with the Employee Participant's form of distribution election; provided, however, that with respect to those Deferred Shares (together with Dividend Equivalents thereon) for which distributions have commenced, the Committee shall continue to distribute to the Employee Participant's Beneficiary or Beneficiaries the remaining Shares and any cash distributable to the Employee Participant under this Plan over the same period that the Shares would have been distributed to the Employee Participant had the Employee Participant not died.

             (b) Disability, Retirement or Other Termination On or After Age 60. Upon the Employee Participant's (i) Termination as a result of Disability, (ii) Termination due to Retirement, or (iii) Termination for any reason other than Death or Disability on or after age 60, the Committee shall distribute or commence to distribute to the Employee Participant the Shares and cash credited to the Employee Participant's Deferred Share Account in accordance with the Employee Participant's form of distribution election.

             (c) Termination Prior to Age 60. Upon the Termination of an Employee Participant prior to both (i) age 60 and (iii) death or Disability, the Committee shall distribute or commence to distribute to the Employee Participant the Shares and cash credited to the Employee Participant's Deferred Share Account in a single distribution.

         7.5 Distributions for Non-Employee Director Participants. Upon the Non-Employee Director Participant's Termination for any reason other than death, the Committee shall distribute or commence to distribute to the Non-Employee Director Participant the Shares and cash credited to the Non-Employee Director Participant's Deferred Share Account in accordance with the Non-Employee Director Participant's form of distribution election.

Upon the death of a Non-Employee Director Participant, the Committee shall distribute or commence to distribute to the Non-Employee Director Participant's Beneficiary or Beneficiaries the Shares and cash credited to the Non-Employee Director Participant's Deferred Share Account in accordance with the Non-Employee Director Participant's form of distribution election; provided, however, that with respect to those Deferred Shares (together with Dividend Equivalents thereon) for which distributions have commenced, the Committee shall continue to distribute to the Non-Employee Director Participant's Beneficiary or Beneficiaries the remaining Shares and any cash distributable to the Non-Employee Director Participant under this Plan over the same period that the Shares would have been distributed to the Non-Employee Director Participant had the Non-Employee Director Participant not died.

         7.6 Hardship Withdrawals. Any Terminated Participant may request a hardship withdrawal. No hardship withdrawal can exceed the lesser of the amount credited to the Participant's Deferred Share Account or the amount reasonably needed to satisfy the emergency need. Whether a hardship exists and the amount reasonably needed to satisfy the emergency need will be determined by the Committee based upon the evidence presented by the Participant and the rules established in this Section. If a hardship withdrawal is approved by the Committee it will be paid within 10 days of the Committee's determination. A hardship for this purpose is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Participant, loss of the Participant's property due to casualty, or any similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. The circumstances that will constitute a hardship will depend upon the facts of each case, but, in any case, payment may not be made to the extent that the hardship is or may be relieved: (a) through reimbursement or compensation by insurance or otherwise,
(b) by liquidation of the Participant's assets, to the extent the liquidation of such assets will not itself cause severe financial hardship, or (c) by cessation of deferrals under this Plan. Such foreseeable needs for funds as the need to send a Participant's child to college or the desire to purchase a home will not be considered to be a hardship.

         7.7 Expenses Incurred in Enforcing the Plan. The Company will pay a Participant for all legal fees and expenses incurred by him in contesting or disputing his Termination or in seeking to obtain or enforce any benefit provided by this Plan if the Termination occurs during a Plan Year in which a Change of Control occurs or during the next three succeeding Plan Years following the Plan Year in which a Change of Control occurs.

         7.8 Withholding of Taxes. State or federal tax withholding obligations arising from the Alternative Exercise of a Qualifying Option and the distribution of Shares and any cash with respect to a Participant's Deferred Share Account may be satisfied in such manner as the Committee determines in its sole and absolute discretion, including (a) withholding from additional compensation payable to a Participant, (b) reducing the number of Shares or cash otherwise deliverable to the Participant, and (c) requiring the Participant to pay or provide for payment of such withholding taxes in cash to the Company; provided, however, that if the Participant makes the FICA Withholding Election pursuant to Section 4.4, the Committee shall pay the FICA taxes the Company is required to withhold as a result of the Alternative Exercise of a Qualifying Stock Option by reducing the number of Gain Shares credited to a Participant's Deferred Share Account in accordance with such election. The appropriate number of Shares required to satisfy such tax withholding obligation will be based on the Fair Market Value of a Share on the day prior to the Conversion Date and/or the distribution date. The Committee in its sole discretion may require a Participant to pay or provide for payment of taxes which the Company may be required to withhold before any benefits are paid to a Participant.

         7.9 Effect of a Change of Control. In the event of a Change of Control of Sysco, the following rules shall apply:

             (a) All Participants shall continue to have a fully-vested, nonforfeitable interest in their Deferred Share Accounts.

             (b) Unless the Committee otherwise provides, Alternative Exercise Agreements shall terminate in accordance with Section 4.3.

             (c) All payments in respect of Deferred Share Accounts following a Change of Control shall be made as follows:

                 (i) Subject to a Participant's rights pursuant to Section 7.9(d), payments that have already commenced shall continue to be made no less rapidly than under the schedule in effect just prior to the Change of Control.

                 (ii) Subject to a Participant's rights pursuant to Section 7.9(d), payments that have not commenced shall be made (in the form of Shares unless the Committee provides otherwise) at the earliest possible payment date under the normal rules for benefit commencement and in the manner of distribution selected by the Participant pursuant to Section 7.3, as both such provisions are in effect on the day before the Change of Control.

             (d) Any Participant or, if the Participant is deceased, the Participant's Beneficiary, shall be entitled to make an election (a "Change of Control Payout Election") to receive a single payment of Shares credited to a Participant's Deferred Share Account in full satisfaction of all benefits to which the Participant or Beneficiary would otherwise be entitled under the Plan. A Change of Control Payout Election shall be made by written notice to the Committee by the electing person at any time after the Change of Control of Sysco. The payment (the "Change of Control Payout Benefit") shall be made as soon as administratively feasible after receipt of the Change of Control Payout Election but no later than 90 days from the date of receipt of the Change of Control Payout Election. If a Participant or Beneficiary makes a Change of Control Payout Election, the Change of Control Payout Benefit shall be the exclusive payment to which the Participant, the Participant's spouse and/or the Beneficiary will be eligible under the Plan and no benefit payments shall be made to a Participant or the Participant's Beneficiary pursuant to any other provision of this Plan following a Change of Control Payout Election, provided that a Participant who remains an Eligible Individual after making the Change of Control Payout Election shall not be precluded from further participation in the Plan with respect to future Alternative Exercises to the extent such Participant otherwise continues to be an Eligible Individual. A Participant's Change of Control Payout Benefit shall equal 90% of the balance of the Participant's Deferred Share Account (including Dividend Equivalents and any cash credited to a Participant's Deferred Share Account) credited through the date of the payment of the Change of Control Benefit.

                                  ARTICLE VIII

                                 ADMINISTRATION

         8.1 Committee Appointment. The Committee will be appointed by the Board of Directors. Each Committee member will serve until his or her resignation or removal. The Board of Directors will have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

         8.2 Committee Organization and Voting. The Committee will select from among its members a chairman who will preside at all of its meetings and will elect a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any questions brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant will not vote or act on any matter relating solely to himself.

         8.3 Powers of the Committee. The Committee will have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

             (a) to make rules and regulations for the administration of the Plan;

             (b) to construe all terms, provisions, conditions and limitations of the Plan;

             (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

             (d) to designate the persons eligible to become Participants and to establish the maximum and minimum amounts that may be elected to be deferred;

             (e) to determine all controversies relating to the administration of the Plan, including but not limited to:

             (1) differences of opinion arising between the Company and a Participant except when the difference of opinion relates to the entitlement to, the amount of or the method or timing of payment of a benefit affected by a Change of Control, in which event it shall be decided by judicial action; and

             (2) any question it deems advisable to determine in order to promote the uniform administration of the Plan for the benefit of all parties at interest; and

         (f) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan.

         8.4 Committee Discretion. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. By way of amplification and without limiting the foregoing, the Company specifically intends that the Committee have the greatest possible discretion to construe the terms of the Plan and to determine all questions concerning eligibility, participation and benefits. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. Notwithstanding the foregoing, the Committee's decisions, refraining to act or acting is to be subject to judicial review for those incidents occurring during the Plan Year in which a Change of Control occurs and during the next three succeeding Plan Years. For purposes of this Plan, the Committee's exercise of discretionary authority pursuant to
Section 2.33 shall not be effective until the Committee has executed the Alternative Exercise Agreement in accordance with Section 3.3.

         8.5 Reimbursement of Expenses. The Committee will serve without compensation for its services but will be reimbursed by Sysco for all expenses properly and actually incurred in the performance of its duties under the Plan.

                                   ARTICLE IX

                          AMENDMENT AND/OR TERMINATION

         9.1 Amendment or Termination of the Plan. The Board of Directors may amend or terminate this Plan at any time by an instrument in writing without the consent of any Subsidiary. However, adjustments pursuant to Section 5.3 shall not be deemed amendments to the Plan, the Deferred Share Accounts or the rights of Participants.

         9.2 No Retroactive Effect on Benefits. No amendment will affect the rights of any Participant with respect to Deferred Shares and Dividend Equivalents (and any cash credited pursuant to Section 5.3(b)) credited to his or her Deferred Share Account prior to the date of the amendment or to change a Participant's right under any provision relating to a Change of Control after a Change of Control has occurred without the Participant's consent.

         9.3 Effect of Termination. In connection with the termination of this Plan, the Committee may, in its sole discretion, elect to accelerate the distribution date for all Deferred Share Accounts (including Deferred Share Accounts being paid in or otherwise to be paid in the form of installments) and make single distributions in respect thereof.

                                    ARTICLE X

                                     FUNDING

         10.1 Payments Under This Agreement are the Obligation of the Company. The Company will pay the benefits due the Participants under this Plan; however should it fail to do so when a benefit is due, the benefit will be paid by the trustee of that certain trust established pursuant to Section 10.2 hereof. In any event, if the trust fails to pay for any reason, the Company still remains liable for the payment of all benefits provided by this Plan.

         10.2 Agreement May be Funded Through Rabbi Trust. It is specifically recognized by both the Company and the Participants that the Company may, but is not required to, contribute Shares in any amount it finds desirable to a trust established to accumulate assets sufficient to fund the obligations of the Company and Subsidiaries that employ Participants in the Plan. However, under all circumstances, the Participants will have no rights to any of the Shares contributed to the trust; and likewise, under all circumstances, the rights of the Participants to the assets held in the trust will be no greater than the rights expressed in this agreement. Nothing contained in the trust agreement which creates the funding trust will constitute a guarantee by any Company that assets of the Company transferred to the trust will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors should the Company become insolvent or bankrupt. Any trust agreement prepared to fund the Company's obligations under this agreement must specifically set out these principles so it is clear in that trust agreement that the Participants in this Plan are only unsecured general creditors of the Company in relation to their benefits under this Plan.

         10.3 Participants Must Rely Only on General Credit of the Company. It is also specifically recognized by both the Company and the Participants that this Plan is only a general corporate commitment and that each Participant must rely upon the general credit of a Company for the fulfillment of its obligations hereunder. Under all circumstances the rights of Participants to any asset held by the Company will be no greater than the rights expressed in this agreement. Nothing contained in this agreement will constitute a guarantee by the Company that the assets of the Company will be sufficient to pay any benefits under this Plan or would place the Participant in a secured position ahead of general creditors of the Company. Though the Company may establish or become a signatory to a Rabbi Trust, as indicated in Section 10.2, to accumulate assets to fulfill its obligations, the Plan and any such trust will not create any lien, claim, encumbrance, right, title or other interest of any kind whatsoever in any Participant in any asset held by the Company, contributed to any such trust or otherwise designated to be used for payment of any of its obligations created in this agreement. No specific assets of the Company have been or will be set aside, or will in any way be transferred to the trust or will be pledged in any way for the performance of the Company's obligations under this Plan which would remove such assets from being subject to the general creditors of the Company.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Limitation of Rights. Nothing in this Plan will be construed:

              (a) to give any employee of any Company any right to be designated a Participant in the Plan;

              (b) to give a Participant any right with respect to Deferred Shares and Dividend Equivalents credited to the Participant's Deferred Share Account, and cash credited to the Participant's Deferred Share Account pursuant to Section 5.3(b), except in accordance with the terms of this Plan;

              (c) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

              (d) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

              (e) to give a Participant or any other person claiming through him any interest or right under this Plan other than that of any unsecured general creditor of the Company.

         11.2 Beneficiary Designation. Each Eligible Individual, upon completing his or her Alternative Exercise Agreement, will file with the Committee a designation of one or more Beneficiaries to whom distributions will be made in the event of his or her death prior to the complete distribution of the Shares credited to his or her Deferred Share Account. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. An Eligible Individual and/or Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or, in the case of an entity, otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. A Beneficiary who is an individual will be deemed to have predeceased the Participant if the Beneficiary dies within 30 days of the date of the Participant's death. If any Beneficiary survives the Participant but dies or, in the case of an entity, otherwise ceases to exist before receiving all amounts due the Beneficiary from the Participant's Deferred Share Account, the balance of the amount which would have been paid to that Beneficiary will, unless the Participant's designation provides otherwise, be distributed to the individual deceased Beneficiary's estate or, in the case of an entity, to the Participant's spouse, if the spouse survives the Participant, or otherwise to the Participant's estate. Any Beneficiary designation which designates any person or entity other than the Eligible Individual's/Participant's spouse must be consented to in writing in a form acceptable to the Committee in order to be effective.

         11.3 Distributions to Incompetents or Minors. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to pay the funds due to the parent of the minor or to the guardian of the minor or incompetent or directly to the minor or to apply those funds for the benefit of the minor or incompetent in any manner the Committee determines in its sole discretion.

         11.4 Receipt and Release. Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Board, the Committee, and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

         11.5 Nonalienation of Benefits. No right or benefit provided in this Plan will be transferable by the Participant except, upon his death, to a named Beneficiary as provided in this Plan. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, that right or benefit will, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

         11.6 Reliance Upon Information. The Committee will not be liable for any decision or action taken in good faith in connection with the administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's independent accountants or other advisors in connection with the administration of this Plan will be deemed to have been taken in good faith.

         11.7 Severability. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

         11.8 Compliance with Laws. This Plan, the Company's acceptance of the exercise price of a Qualifying Option in the form of Shares, the Company's issuance of Deferred Shares, and the offer, issuance and delivery of Shares and/or the payment in Shares through the deferral of compensation under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including, without limitation, state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. If the Company in its sole discretion determines that an Alternative Exercise of a Qualifying Option would violate any law, rule or regulation, the Company may refuse to honor such Alternative Exercise.

         11.9 Plan Construction. It is the intent of the Company that transactions pursuant to this Plan, with respect to Eligible Individuals or Participants who are subject to Section 16 of the Exchange Act, satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that to the extent elections are timely made, the crediting of Deferred Shares and the distribution of Shares with respect to Deferred Shares under this Plan will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

         11.10 Notice. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if submitted in writing and hand-delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of hand-delivery, or if delivery is by mail, as of the date shown on the postmark.

         11.11 Gender and Number. If the context requires it, words of one gender when used in this Plan will include the other genders, and words used in the singular or plural will include the other.

         11.12 Governing Law. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

         IN WITNESS WHEREOF, the Company has executed this document effective as of April 1, 2002.


                                 SYSCO CORPORATION

                                 By:  /s/  Diane Day Sanders
                                    -----------------------------------------
                                 Name:    Diane Day Sanders
                                      ---------------------------------------
                                 Title:   Vice President and Treasurer
                                       --------------------------------------